                                                                   Exhibit 32.2

                CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of NN, Inc. (the "Company") on
Form 10-K/A for the annual period ended December 31, 2002, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and date indicated below, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of
2002, that, to my knowledge: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The
information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 30, 2004                          /s/ David L. Dyckman
       ----------------                          --------------------
                                                 David L. Dyckman
                                                 Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to NN, Inc. and will be retained by NN, Inc. and furnished to the
Securities and Exchange Commission or its staff upon request.]